Exhibit 10.2

SUPPLEMENT

to the

Loan and Security Agreement

dated as of August 8, 2022

between

Rani Therapeutics, LLC (“Borrower”)

and

Rani Management Services, Inc. , as a guarantor

and

Rani Therapeutics Holdings, Inc., as a guarantor (together with Rani Management Services, Inc., each, individually, a “Guarantor,” and collectively, “Guarantors”))

and

Avenue Venture Opportunities Fund, L.P., a Delaware limited partnership,

as a lender (together with other lenders from time to time party hereto, each, individually, a “Lender” and collectively, the “Lenders”), and as administrative agent and collateral agent (“in such capacity, “Agent”)

This is a Supplement identified in the document entitled Loan and Security Agreement, dated as of August 8, 2022 (as amended, restated, supplemented and modified from time to time, the “Loan and Security Agreement”), by and among Borrower, Guarantor, Lenders and Agent. All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Article 12 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement. In the event of any inconsistency between the provisions of the Loan and Security Agreement and this Supplement, this Supplement is controlling.

In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

Part 1 -
Additional Definitions:

“Amortization Period” means the period commencing on the first day of the first full calendar month following the end of the Interest-only Period and continuing until the Maturity Date.

“Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lenders’ commitment to make Growth Capital Loans to Borrower in the aggregate original principal amount of Thirty Million Dollars ($30,000,000), of which Fifteen Million Dollars ($15,000,000) shall be funded on the Closing Date (“Tranche 1A”) and, subject to the conditions in Sections 1(b) and 1(c) of Part 2, up to Fifteen Million Dollars ($15,000,000) to be funded between the Tranche 1B Start Date and on or before the Tranche 1B End Date (“Tranche 1B”). At the request of the Borrower, Lenders may make additional Growth Capital Loans to Borrower of up to an additional ($15,000,000) (the “Discretionary Tranche 2 Additional Availability Amount”), to be funded between the Discretionary Tranche 2 Start Date and on or before the Discretionary Tranche 2 End Date as Borrower and Lenders may mutually agree, subject to Borrower’s full draw-down of Tranche 1B, achievement of the Milestone Study and the Discretionary Tranche 2 Milestone and approval of Lenders’ Investment Committees, in their sole discretion, provided that, as of the Closing Date, the Discretionary Tranche 2 Additional Availability Amount shall not be considered, and is not, committed hereunder by any Lender. Notwithstanding the above, as to any Lender, the obligation of such Lender to make Growth Capital Loans subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement shall not exceed the amount set forth under the heading Tranche 1A Commitment or Tranche 1B Commitment, as applicable, opposite such Lender’s name on Schedule 1 to this Supplement.

“Designated Rate” means, for each Growth Capital Loan, a variable rate of interest per annum equal to the greater of (i) ten and thirty-five one hundredths percent (10.35%) and (ii) the Prime Rate plus the sum of five and six-tenths percent (5.60%). Changes to the Designated Rate based on changes to the Prime Rate shall be effective as of the next scheduled interest payment date immediately following such change.

“Discretionary Tranche 2 End Date” means the last day of the Interest-only Period.

“Discretionary Tranche 2 Milestone” means Borrower’s receipt after the Closing Date of at least Fifty Million Dollars ($50,000,000.00) in net cash proceeds from the sale and issuance of Borrower’s equity securities and/or upfront licensing proceeds; in each case, subject to written evidence of the same, in form and content reasonably acceptable to Lenders.

“Discretionary Tranche 2 Start Date” means the (a) the date of Borrower’s completion of the Milestone Study, (b) the date of Borrower’s achievement of the Discretionary Tranche 2 Milestone, or (c) the date Lenders’ Investment Committees, in their sole discretion, approve the issuance of Discretionary Tranche 2, whichever occurs last.

“FDA” means the U.S. Food and Drug Administration or any successor thereto.

“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to five and one-half percent (5.50%) of the aggregate amount of funded Loans.

“Growth Capital Loan” means any Loan requested by Borrower and funded by a Lender under its Commitment for general corporate purposes of Borrower.

“IDE” means an investigational device exemption issued by the FDA.

“Interest-only Milestone” means Borrower has achieved successful completion of the Milestone Study, as determined by Borrower in good faith.

“Interest-only Period” means the period commencing on the Closing Date and continuing until the twenty-four (24) month anniversary of the Closing Date; provided, however, that such period shall be extended for six (6) months if as of the last day of the Interest-only Period then in effect, Borrower has achieved Borrower has achieved the Interest-only Milestone; provided, further, however, that the Interest-only Period shall not exceed thirty (30) months.

“Loan” or “Loans” mean, as the context may require, individually a Growth Capital Loan, and collectively, the Growth Capital Loans.

“Loan Commencement Date” means, with respect to each Growth Capital Loan: (a) the first day of the first full calendar month following the Borrowing Date of such Loan if such Borrowing Date is not the first day of a month; or (b) the same day as the Borrowing Date if the Borrowing Date is the first day of a month.

“Maturity Date” means August 1, 2026.

“Milestone Study” means the IDE study or similar repeat dose study or phase 2 clinical study with Borrower’s oral delivery technology, whether conducted by or on behalf of Borrower, an Affiliate, a third-party license or development collaborator or otherwise.

“Prepayment Fee” means, with respect to any prepayment of the Loans:

(i)
if the prepayment occurs during the period commencing on the Closing Date and ending on (but including) the first anniversary of the Closing Date, an amount equal to the principal amount of such Loans prepaid multiplied by three percent (3.00%); and

(ii)
if the prepayment occurs during the period commencing on the day after the first anniversary of Closing Date and ending on (but including) the second anniversary of the Closing Date, an amount equal to the principal amount of such Loans prepaid multiplied by two percent (2.00%); and
(iii)
if the prepayment occurs during the period commencing on the day after the second anniversary of the Closing date and ending on (but excluding) the Maturity Date, an amount equal to the principal amount of the Loans prepaid multiplied by one percent (1.00%).

“Primary Operating Account” shall be the bank account set forth in Section 6 below, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement.

“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement; and provided further that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Agent, the “Prime Rate” shall mean the rate of interest per annum announced by Silicon Valley Bank as its prime rate in effect at its principal office in the State of California (such announced Prime Rate not being intended to be the lowest rate of interest charged by such institution in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement.

“Termination Date” means the earlier of: (i) the date Lenders may terminate making Growth Capital Loans or extending other credit pursuant to the rights of Lenders under Article 7 of the Loan and Security Agreement; and (ii) the last day of the Interest-only Period.

“Threshold Amount” means Five Hundred Thousand Dollars ($500,000.00).

“Tranche 1A” means the initial Growth Capital Loan funded on the Closing Date in the amount of Fifteen Million Dollars ($15,000,000)

“Tranche 1A Commitment” means, as to any Lender, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, the obligation of such Lender, if any, to make Growth Capital Loans to the Borrower on the Closing Date in a principal amount not to exceed the amount set forth under the heading Tranche 1A Commitment opposite such Lender’s name on Schedule 1 hereto.

“Tranche 1B” means the Growth Capital Loans funded beginning on the Tranche 1B Start Date and ending on the Tranche 1B End Date in the aggregate amount of up to Fifteen Million Dollars ($15,000,000).

“Tranche 1B Commitment” means, as to any Lender, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, the obligation of such Lender, if any, to make Growth Capital Loans to the Borrower beginning on the Tranche 1B Start Date to be funded on or before the Tranche 1B End Date, subject to the conditions in Section 1(b) of Part 2 in a principal amount not to exceed the amount set forth under the heading Tranche 1B opposite such Lender’s name on Schedule 1 hereto.

“Tranche 1B End Date” means December 31, 2022.

“Tranche 1B Start Date” means October 1, 2022.

“Warrant” is defined in Part 2, Section 3 hereof.

Part 2 -
Additional Covenants and Conditions:
1.
Growth Capital Loan Facility. Subject to satisfaction of the conditions precedent specified in Sections 4.1 and Section 4.2 of the Loan and Security Agreement and this Supplement, each Lender agrees to make Growth Capital Loans to Borrower under such Lender’s Commitment from time to time from and after the Closing Date up to and including the Termination Date in an aggregate, original principal amount up to, but not exceeding, then then-unfunded portion of Lender’s Commitment, as follows:
(a)
Tranche 1A. Each Lender shall fund its pro rata share of the Tranche 1A Commitment in the amount of Fifteen Million Dollars ($15,000,000) on the Closing Date.
(b)
Tranche 1B. Each Lender shall fund its pro rata share of the Tranche 1B Commitment in the amount of Fifteen Million Dollars ($15,000,000) upon Borrower’s request for a Tranche 1B Loan during the period commencing on the Tranche 1B Start Date and ending on the Tranche 1B End Date in an aggregate, original principal amount up to, but not exceeding, the then-unfunded portion of Lender’s Tranche 1B Commitment.
(c)
Minimum Funding Amount; Maximum Number of Borrowing Requests. Growth Capital Loans requested by Borrower to be made on a single Business Day shall be for a minimum aggregate, original principal amount of Five Million Dollars ($5,000,000); provided, however, that the initial Growth Capital Loan shall be funded on the Closing Date in a minimum original principal amount of Fifteen Million Dollars ($15,000,000). Borrower shall not submit a Borrowing Request more frequently than once per calendar month;
(d)
Repayment of Growth Capital Loans. Principal of, and interest on, each Growth Capital Loan shall be payable as set forth in a Note evidencing such Growth Capital Loan (substantially in the form attached hereto as Exhibit “A”), which Note shall provide substantially as follows: principal shall be fully amortized over the Amortization Period in equal, monthly principal installments plus, in each case, unpaid interest thereon at the Designated Rate, commencing after the Interest-only Period of interest-only installments at the Designated Rate. In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Agent (i) if the Borrowing Date is earlier than the Loan Commencement Date, interest only at the Designated Rate, in advance, on the outstanding principal balance of the Growth Capital Loan for the period from the Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs (it being understood that this clause (i) shall not apply in the case the Borrowing Date is on the same date as the Loan Commencement Date), and (ii) the first (1st) interest-only installment at the Designated Rate, in advance, on the outstanding principal balance of the Note evidencing such Loan for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date and continuing on the first day of each month during the Interest-only Period thereafter, Borrower shall pay to Agent interest only at the Designated Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note for the ensuing month. Commencing on the first day of the first full month after the end of the Interest-only Period, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Agent equal consecutive monthly principal installments in advance in an amount sufficient to fully amortize the Loan evidenced by such Note over the Amortization Period, plus interest at the Designated Rate for such month. On the Maturity Date, all principal and accrued interest then remaining unpaid and the Final Payment shall be due and payable.
2.
Prepayment. Borrower may prepay all, but not less than all, outstanding Growth Capital Loans in whole, but not in part, at any time upon no less than five (5) Business Days’ prior written notice to Lenders, by tendering to each Lender a cash payment in respect of such Loans in an amount determined by such Lender equal to the sum of: (i) the aggregate outstanding principal amount of such Loans; (ii) the accrued and unpaid interest on such Loans as of the date of prepayment; (iii) the Prepayment Fee; and (iv) the Final Payment.
3.
Issuance of Warrant. As additional consideration for the making of the Commitment, each Lender has earned and is entitled to receive immediately upon the execution of the Loan and Security Agreement and this Supplement, a warrant instrument issued by Guarantor (the “Warrant”). The Warrant shall be in form and substance reasonably satisfactory to the applicable Lender.
4.
Commitment Fee. Borrower shall pay to each Lender, pro-rata in accordance with each Lender’s respective Commitment, a commitment fee in the amount of one percent (1.00%) of the Thirty Million Dollars ($30,000,000.00) in total Commitment due and payable on the Closing Date, of which One Hundred Fifty Thousand Dollars ($150,000.00) has been paid by Borrower to Agent as an advance deposit prior to the date hereof. As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, each Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and such Lender’s pro rata share of the Commitment shall have been approved by its investment committee and each

Lender shall have elected to fund its pro rata share of the Commitment under the Loan and Security Agreement. If this condition is not satisfied, the One Fifty Hundred Thousand Dollars ($150,000.00) advance deposit previously paid by Borrower shall be refunded. Except as set forth in this Section 4, the Commitment Fee is not refundable.
5.
Documentation Fee Payment. On the Closing Date, Borrower shall reimburse each Lender and Agent pursuant to Section 9.8(a) of the Loan and Security Agreement for (i) its reasonable out-of-pocket attorneys’ fees, costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents and (ii) such Lender’s and Agent’s out-of-pocket costs and filing fees related to perfection of its Liens in the Collateral in any jurisdiction in which the same is located, recording a copy of the Intellectual Property Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and confirming the priority of such Liens.
6.
Borrower’s Primary Operating Account and Wire Transfer Instructions:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

7.
Debits to Account for ACH Transfers. For purposes of Sections 2.2 and 5.10 of the Loan and Security Agreement, the Primary Operating Account shall be the bank account set forth in Section 6 above, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement. Borrower hereby agrees that the Growth Capital Loans will be advanced to the account specified above and regularly scheduled payments of principal, interest and fees due to each Lender will be automatically debited by each Lender from the same account. Borrower hereby confirms that the bank at which the Primary Operating Account is maintained uses that same ABA Number for incoming wires transfers to the Primary Operating Account and outgoing ACH transfers from the Primary Operating Account.
8.
Financial Covenant. Commencing on the first anniversary of the Closing Date and at all times thereafter when Borrower’s market capitalization is $650,000,000 or less, Borrower shall have at least two (2) drug products utilizing Borrower’s oral delivery technology in clinical development (i.e., has initiated clinical development and remains at a clinical stage of development, regardless of whether a clinical trial is then ongoing), it being understood that RT-102 and RT-109 shall be deemed different drug products.
9.
Tax Matters.
(a)
The parties to this Agreement intend that the Loans shall be treated as indebtedness for U.S. federal income tax purposes. The “issue price” for each Loan held by each Lender shall be reduced by the fair market value of the associated Warrant acquired by such Lender pursuant to the Loan and Security Agreement in accordance with .Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations Section 1.1273-2(h). Each party hereto agrees to file all required Tax Returns consistently with the foregoing.
(b)
Any Lender (including for proposes of this Section 9(b) any successor, assign, or participant) that is entitled to an exemption from or reduction of withholding tax (including, without limitation, any withholding tax imposed under any of Sections 1441 – 1446 of the Code, Sections 1471 – 1474 of the Code, and/or Sections 3401 – 3406 of the Code) under the law of the United States, or an applicable treaty to which such jurisdiction is a party, with respect to payments under the Loans or any other Loan Document shall deliver to the Borrower and the Agent (or, in the case of a participation, to the participating Lender), at the time or times prescribed by applicable law and at any times reasonably requested by the Borrower or the Agent, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower or the Agent as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender, if reasonably requested by the Borrower or the Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Agent as will enable the Borrower or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Without limiting the generality of the foregoing, on or prior to the Closing Date and on or prior to any other date that a Person becomes a Lender hereunder or a Loan is transferred or assigned (and from time to time thereafter upon the reasonable request of the Borrower),
(i)
Each Lender that is a “United States person” as defined in Section 7701(a)(30) of the Code shall provide the Company with a duly completed and executed United States Internal Revenue Service (“IRS”) Form W-9; and
(ii)
Each Lender that is not such a “United States person” (a “Foreign Lender”) shall provide the Company with a duly completed and executed original of the appropriate version of IRS Form W-8 (which in the case of a Foreign Lender providing an IRS Form W-8IMY, shall be accompanied by a duly completed and executed original IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-9, as applicable) from each of the Foreign Lender’s beneficial owners), and if the Foreign Lender is claiming the benefit of the exemption for portfolio interest under Section 881(c) of the Code, a customary certificate as to the Foreign Lender (or its beneficial owners) eligibility that is reasonably satisfactory to the Borrower and Agent.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Agent in writing of its legal inability to do so.

(c)
The Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United Sates, a register for the recordation of the names and addresses of the applicable Lenders, and the applicable Commitments of, and principal amounts (and stated interest) of the applicable Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Agent, and the applicable Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

Part 3 -
Additional Representations:

Borrower represents and warrants that as of the Closing Date and, subject to any written updates of the information set forth below by Borrower to each Lender and Agent, each Borrowing Date:

a)
Its chief executive office is located at: 2051 Ringwood Ave, San Jose, CA 95131
b)
Its Equipment is located at: 2051 Ringwood Ave, San Jose, CA 95131, 518 Sycamore Drive, Milpitas, CA 95035 and 12500 Network Blvd, Suite 112, San Antonio, TX 78249
c)
Its Inventory is located at: [Borrower has no inventory]
d)
Its Records are located at: 2051 Ringwood Ave, San Jose, CA 95131
e)
In addition to its chief executive office, Borrower maintains offices or operates its business at the following locations: 518 Sycamore Drive, Milpitas, CA 95035 and 12500 Network Blvd, Suite 112, San Antonio, TX 78249

f)
Other than its full corporate name, Borrower has conducted business using the following trade names or fictitious business names: N/A
g)
Its state identification number is: ___________ (CA ID)
h)
Its U.S. federal tax identification number is: ___________
i)
Including Borrower’s Primary Operating Account identified in Section 6 above, Borrower maintains the following Deposit Accounts and investment accounts:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

Part 4 -
Additional Loan Documents:

Form of Promissory Note	Exhibit “A”
Form of Borrowing Request	Exhibit “B”
Form of Compliance Certificate	Exhibit “C”

Lender Commitments	Schedule 1

[Remainder of this page intentionally left blank; signature page follows]

[Signature page to Supplement to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

RANI THERAPEUTICS, LLC

	By:	/s/ Svai Sanford
	Name:	Svai Sanford
	Title:	Chief Financial Officer

Address for Notices:	2051 Ringwood Ave
San Jose, CA 95131
	Attn:	Svai Sanford, CFO
Email:
Phone #

GUARANTOR:

RANI THERAPEUTICS HOLDINGS, INC.

By:
	Name:	Svai Sanford
	Title:	Chief Financial Officer

Address for Notices:	2051 Ringwood Ave
San Jose, CA 95131
Email:
Phone #
Phone #

RANI MANAGEMENT SERVICES, INC.

	By:	/s/ Svai Sanford
	Name:	Svai Sanford
	Title:	Chief Financial Officer

Address for Notices:	2051 Ringwood Ave
San Jose, CA 95131
Email:
Phone #
Phone #

[Signature page to Supplement to Loan and Security Agreement—continued]

AGENT:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

	By:	Avenue Venture Opportunities Partners, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
	Attn:	Todd Greenbarg, Senior Managing Director
Email:
Phone:

LENDER:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

	By:	Avenue Venture Opportunities Partners, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
	Attn:	Todd Greenbarg, Senior Managing Director
Email:
Phone:

EXHIBIT “A”

FORM OF PROMISSORY NOTE

[Note No. X‑XXX]
$
[________], 20__

The undersigned (“Borrower”) promises to pay to ________________ (“Lender”), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of ______________________________ Dollars ($__________), with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a variable rate per annum equal to the greater of (i) ten and thirty-five one hundredths percent (10.35%) and (ii) the Prime Rate plus the sum of five and six-tenths percent (5.60%) (the “Designated Rate”), according to the payment schedule described herein, except as otherwise provided herein. In addition, on the Maturity Date, the Borrower promises to pay to the order of Lender (i) all principal and accrued interest then remaining unpaid and (ii) the Final Payment (as defined in the Supplement to the Loan Agreement (as defined herein)).

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement, dated as of August 8, 2022, among Borrower, Lender, the other lender party(ies) thereto and Agent (as the same may be amended, restated or supplemented from time to time, the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as provided under Section 1(d) of Part 2 of the Supplement to the Loan Agreement.

This Note was issued with “original issue discount” within the meeting of Sections 1272, 1273 and 1275 of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. Please contact [Chief Financial Officer], Rani Therapeutics, LLC, 2051 Ringwood Ave., San Jose, CA 95131, [telephone number], to obtain information regarding issue price, the amount of original issue discount and the yield to maturity.

This Note may be prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate, compounded monthly. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360‑day year, which results in higher interest, charge or fee payments than if a 365‑day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any scheduled payment under this Note by more than five (5) days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

1

[Signature page to Promissory Note]

This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

Borrower’s execution and delivery of this Note via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall constitute effective execution and delivery of this Note and agreement to and acceptance of the terms hereof for all purposes. The fact that this Note is executed, signed, stored or delivered electronically shall not prevent the assignment or transfer by Lender of this Note pursuant to the terms of the Loan Agreement or the enforcement of the terms hereof. Physical possession of the original of this Note or any paper copy thereof shall confer no special status to the bearer thereof. In no event shall an original ink-signed paper copy of this Note be required for any exercise of Lender’s rights hereunder.

RANI THERAPEUTICS, LLC

By:
Name:
Its:

2

EXHIBIT “B”

FORM OF BORROWING REQUEST

[__], 202__

Avenue Venture Opportunities Fund, L.P. 11 West 42nd Street, 9th Floor New York, New York 10036

Re:	RANI THERAPEUTICS, LLC

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of August 8, 2022 (as amended, restated or supplemented from time to time, the “Loan Agreement”; the capitalized terms used herein as defined therein), among AVENUE VENTURE OPPORTUNITIES FUND, L.P., as administrative agent and collateral agent (“Agent”), and as a lender (in such capacity, and together with other lenders from time to time party to the Loan Agreement, collectively, “Lenders”, and each a “Lender”).

The undersigned is the ____________________ of Borrower and hereby requests on behalf of Borrower a Loan under the Loan Agreement, and in that connection certifies as follows:

1.
The amount of the proposed Loan is _______________________ Dollars ($_________________). The Borrowing Date of the proposed Loan is ___________________ (the “Borrowing Date”).
(a)
On the Borrowing Date,

(i) Lender will wire $[_________] less fees and expenses to be deducted on the Borrowing Date of (a) [$___] in respect to the Commitment Fee, of which [$___] has been paid to Lender prior to the date hereof, (b) $[_________] in respect to the interest fee, and (c) $[_________] in respect to the legal fees for net proceeds of $[___________].

to Borrower pursuant to the following wire instructions:

1

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

(b)
On the Borrowing Date, Lender will wire $[__________] to GCA Law Partners LLP for fees and expenses pursuant to the following wire instructions:1

Institution Name:
ABA No.:
Account Title:
Account No.:
Reference:
Confirm remittance:

2.
As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, the representations and warranties of Borrower contained in Article 3 of the Loan Agreement and Part 3 of the Supplement are true and correct in all material respects other than those representations and warranties expressly referring to a specific date which are true and correct in all material respects as of such date, and the conditions precedent described in Sections 4.1 and/or 4.2 of the Loan Agreement and Part 2 of the Supplement, as applicable, have been met.
3.
No event has occurred that has had or could reasonably be expected to have a Material Adverse Change.
4.
Borrower’s most recent financial statements, financial projections or business plan dated ____________, as reviewed by Borrower’s Board of Directors, are enclosed herewith in the event such financial statements, financial projections or business plan have not been previously provided to Agent.

Remainder of this page intentionally left blank; signature page follows

1 To be included in the Borrowing Request on the Closing Date. The executed Borrowing Request must be delivered 2 Business Days prior to the Closing Date.

2

[Signature page to Borrowing Request]

Borrower shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

RANI THERAPEUTICS, LLC

By:
Its:

By:
Name:
Title:*

* Must be executed by Borrower’s Chief Financial Officer or other executive officer.

EXHIBIT “C”

FORM OF

COMPLIANCE CERTIFICATE

Avenue Venture Opportunities Fund, L.P. 11 West 42nd Street, 9th Floor New York, New York 10036

Re:	RANI THERAPEUTICS, LLC

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of August 8, 2022 (as the same has been and may be supplemented, amended and modified from time to time, the “Loan Agreement,” the capitalized terms used herein as defined therein), among AVENUE VENTURE OPPORTUNITIES FUND, L.P., as administrative agent and collateral agent (“Agent”), and as a lender (in such capacity, and together with other lenders from time to time party to the Loan Agreement, collectively, “Lenders”, and each a “Lender”), and RANI THERAPEUTICS, LLC (“Borrower”), RANI THERAPEUTICS HOLDINGS, INC., as a guarantor, and RANI MANAGEMENT SERVICES, INC. (collectively, with Rani Therapeutics Holdings, Inc., “Guarantors”, and each a “Guarantor”).

The undersigned authorized representative of Borrower and Guarantors hereby certifies in such capacity that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as noted below, and (ii) Borrower is in compliance for the financial reporting period ending ____________________________ with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification. The undersigned authorized representative of Borrower further certifies in such capacity that: (a) the accompanying financial statements have been prepared in accordance with Borrower’s and Guarantors’ past practices applied on a consistent basis, or in such manner as otherwise disclosed in writing to Agent, throughout the periods indicated; and (b) the financial statements fairly present in all material respects the financial condition and operating results of Borrower, Guarantors and their Subsidiaries, if any, as of the dates, and for the periods, indicated therein, subject to the absence of footnotes and normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.

Please provide the following requested information and

indicate compliance status by circling (or otherwise indicating) Yes/No/N/A under “Included/Complies”:

REPORTING REQUIREMENT	REQUIRED	INCLUDED/COMPLIES

Balance Sheet, Income Statement & Cash Flow Statement	Monthly, within 30 days	YES / NO / N/A

Operating Budgets, 409(A) Valuations & Updated Capitalization Tables	As modified	YES / NO / N/A

Annual Financial Statements	Annually, within 120 day of fiscal year-end	YES / NO / N/A

Board Packages	As modified	YES / NO / N/A

1

Date of most recent Board-approved
budget/plan

Any change in budget/plan since version most recently delivered to Agent	YES / NO / N/A
If Yes, please attach

FINANCIAL COVENANT		REQUIRED ACTUAL	INCLUDED/COMPLIES
Number of Drug Products in clinical development (commencing on first anniversary of Closing Date)	2		YES / NO / N/A

EQUITY & CONVERTIBLE NOTE FINANCINGS

Please provide the following information (if applicable) regarding Borrower’s most-recent equity and/or convertible note financing each time this Certificate is delivered to Agent

Date of Last Round Raised:

Has there been any new financing since the last Compliance Certificate submitted? YES / NO

If “YES” please attach a copy of the Capitalization Table

Date Closed:	Series:	Per Share Price: $
Amount Raised:

Any stock splits since date of last report?	YES / NO
If yes, please provide any information on stock splits which would affect valuation:

Any dividends since date of last report?	YES / NO
If yes, please provide any information on dividends which would affect valuation:

Any unusual terms? (i.e., Anti-dilution, multiple preference, etc.)	YES / NO
If yes, please explain:

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it maintains only those deposit and investment accounts set forth below; and (ii) to the extent required by Section 6.11 of the Loan Agreement, a control agreement has been executed and delivered to Agent with respect to each such account [Note: If Borrower has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts2

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account
1.)	Silicon Valley Bank	3303743034	YES / NO	YES / NO	YES / NO
2.)			YES / NO	YES / NO	YES / NO

2 Company: Please complete with existing accounts.

2

Investment Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account
1.)	Silicon Valley Bank	19-SV2186	YES / NO	YES / NO	YES / NO
2.)			YES / NO	YES / NO	YES / NO
3.)			YES / NO	YES / NO	YES / NO
4.)			YES / NO	YES / NO	YES / NO

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, tangible Collateral is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Agent, or such Waiver has been waived by Agent, [Note: If Borrower has located Collateral at any new location since the date of the last compliance certificate, please so indicate].

	Location of Collateral	Value of Collateral at such Locations	Waiver In place?	Complies?	New Location?
1.)	2051 Ringwood, San Jose, CA	$	YES / NO	YES / NO	YES / NO
2.)	518 Sycamore, Milpitas, CA	$	YES / NO	YES / NO	YES / NO
3.)	12500 Network, Suite 112, San Antonio, TX	$	YES / NO	YES / NO	YES / NO
4.)		$	YES / NO	YES / NO	YES / NO

SUBSIDIARIES AND OTHER PERSONS

Pursuant to Section 6.14(a) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it has directly or indirectly acquired or created, or it intends to directly or indirectly acquire or create, each Subsidiary or other Person described below; and (ii) such Subsidiary or Person has been made a co-borrower under the Loan Agreement or a guarantor of the Obligations [Note: If Borrower has acquired or created any Subsidiary since the date of the last compliance certificate, please so indicate].

	Name:	Jurisdiction of formation or organization:[3]	Co-borrower or guarantor?	Complies?	New Subsidiary or Person?
1.)			YES / NO	YES / NO	YES / NO
2.)			YES / NO	YES / NO	YES / NO
3.)			YES / NO	YES / NO	YES / NO
4.)			YES / NO	YES / NO	YES / NO

EXPLANATIONS

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3 Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Agent.

3

[Signature page to Compliance Certificate]

Very truly yours,

RANI THERAPEUTICS, LLC

By:
Its:

By:
Name:
Title:*

* Must be executed by Borrower’s Chief Financial Officer or other executive officer.

SCHEDULE 1

LENDER COMMITMENTS

TRANCHE 1A COMMITMENTS

Lenders	Tranche 1A Commitment	Tranche 1A Commitment Percentage
Avenue Venture Opportunities Fund, L.P.	$15,000,000	100%

TOTAL COMMITMENTS	$15,000,000	100%

TRANCHE 1B COMMITMENTS

Lenders	Tranche 1B Commitment	Tranche 1B Commitment Percentage
Avenue Venture Opportunities Fund, L.P.	$___	__%
[Lender]	$___	__%
[Lender]	$___	__%

TOTAL COMMITMENTS	$15,000,000	100%